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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: February 24, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.
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        Delaware                                        36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

         201 North Tryon Street, Charlotte, North Carolina      28255
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Address of principal executive offices                               (Zip Code)


                                 (704) 387-8239
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               Registrant's Telephone Number, including area code

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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.    Other Events


           Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

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ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                         Description

        (99)                                        Computational Materials
                                                    prepared by Banc of America
                                                    Securities LLC in connection
                                                    with Banc of America
                                                    Mortgage Securities, Inc.,
                                                    Mortgage Pass-Through
                                                    Certificates, Series 2004-B

                                       -3-

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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BANC OF AMERICA MORTGAGE
                                                   SECURITIES, INC.



February 24, 2004

                                                   By:    /s/ Judy Lowman
                                                         -----------------------
                                                         Judy Lowman
                                                         Vice President

                                       -4-

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                                INDEX TO EXHIBITS

                                                                      Paper (P) or
Exhibit No.                 Description                               Electronic (E)
-----------                 -----------                               --------------
   (99)                     Computational Materials                          E
                            prepared by Banc of America
                            Securities LLC in connection
                            with Banc of America Mortgage
                            Securities, Inc., Mortgage Pass-
                            Through Certificates, Series 2004-B

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